UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 14, 2006

Date of Report (date of earliest event reported)

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Oregon	0-15360	93-1099680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20245 SW 95th Avenue

Tualatin, Oregon 97062

(Address of principal executive offices)

(503) 692-8001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)     On December 14, 2006, KPMG LLP was advised by Bioject Medical Technologies, Inc. (“the Company”) that it was being dismissed as the Company’s principal accountants.  The decision to change the Company’s principal accountants was approved by the Audit Committee of the Company.

The audit reports of KPMG LLP on the consolidated financial statements of the Company for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2005, contained a separate paragraph which stated the following:  “As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses, has had significant recurring negative cash flows from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern  Management’s plans in regard to these matters are also described in Note 1.  The consolidated financial statements do not include any adjustments that might result from this uncertainty.”

In connection with the audits for the two years ended December 31, 2004 and December 31, 2005 and for the subsequent interim period through December 13, 2006 there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report.  During the two years ended December 31, 2004 and December 31, 2005 and the subsequent interim period through December 13, 2006 there were no reportable events as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

KPMG LLP has been provided with a copy of the disclosures contained in this Form 8-K with a request that they furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  Attached as Exhibit 16.1 is a copy of a letter from KPMG LLP to the Commission stating whether it agrees with the statements in the Form 8-K concerning its firm.

ITEM 8.01   OTHER EVENTS.

The Company is in active discussions with another firm to serve as the Company’s independent registered public accounting firm.  The Company believes it will engage this firm by December 31, 2006.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d)           Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

16.1         Letter from KPMG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2006	BIOJECT MEDICAL TECHNOLOGIES INC.

/s/ CHRISTINE M. FARRELL
Christine M. Farrell
Vice President of Finance